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                                                                 EXHIBIT 10.11.4

                                SECOND AMENDMENT
                                       TO
                           LOAN AND SECURITY AGREEMENT

This Second Amendment to the Loan and Security Agreement (the "Amendment") is entered into as of March 10, 2003, by and between COMERICA BANK - CALIFORNIA ("Bank") and AVISTAR COMMUNICATIONS CORPORATION ("Borrower").

                                    RECITALS

         Borrower and Bank are parties to that certain Loan and Security Agreement dated as of February 27, 2002, (as amended from time to time, including without limitation that certain First Amendment to Loan and Security Agreement dated December 16, 2002, together with any related agreements, the "Agreement"). Hereinafter, all indebtedness owing by Borrower to Bank shall be referred to as the "Indebtedness." The parties desire to amend the Agreement in accordance with the terms of this Amendment.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                                    AGREEMENT

I. INCORPORATION BY REFERENCE. The Recitals and the documents referred to therein are incorporated herein by this reference. Except as otherwise noted, the terms not defined herein shall have the meaning set forth in the Agreement.

II. AMENDMENT TO THE AGREEMENT. Subject to the satisfaction of the conditions precedent as set forth in Article IV hereof, the Agreement is hereby amended as set forth below.

         A. The definition of "Eligible Accounts" in Section 1.1 of the Agreement is hereby amended and restated in its entirety to read as follows:

                  ""Eligible Accounts" means trade receivables, determined in accordance with GAAP."

         B. The definition of "Revolving Maturity Date" in Section 1.1 of the Agreement is hereby amended and restated in its entirety to read as follows:

                  ""Revolving Maturity Date" means February 27, 2004."

         C. The first sentence of Section 6.8 of the Agreement is hereby amended and restated in its entirety to read as follows:

                  "Borrower shall maintain, measured as of the last day of each calendar month, on a consolidated basis, a ratio of Adjusted Quick Assets to Current Liabilities plus, to the extent not already included therein, all Indebtedness (including without limitation any Contingent Obligations) owing from Borrower to Bank, less deferred maintenance contract revenue, of at least
                  1.00 to 1.00 for the quarters ending March 31, 2003 and June 30, 2003 and 0.75 to 1.00 for the quarters ending September 30, 2003, December 31, 2003, and February 27, 2004."

III.     LEGAL EFFECT.

         A. The Agreement is hereby amended wherever necessary to reflect the changes described above.

AMENDMENT
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         B.       Borrower agrees that it has no defenses against the
                  obligations to pay any amounts under the Indebtedness.

         C. Borrower understands and agrees that in modifying the existing Indebtedness, Bank is relying upon Borrower's representations, warranties, and agreements, as set forth in the Agreement. Except as expressly modified pursuant to this Amendment, the terms of the Agreement remain unchanged, and in full force and effect. Bank's agreement to modifications to the existing Indebtedness pursuant to this Amendment in no way shall obligate Bank to make any future modifications to the Indebtedness. Nothing in this Amendment shall constitute a satisfaction of the Indebtedness. It is the intention of Bank and Borrower to retain as liable parties, all makers and endorsers of Agreement, unless the party is expressly released by Bank in writing. No maker, endorser, or guarantor will be released by virtue of this Amendment. The terms of this paragraph apply not only to this Amendment, but also to all subsequent loan modification requests.

         D. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

         E. This is an integrated Amendment and supersedes all prior negotiations and agreements regarding the subject matter hereof. All modifications hereto must be in writing and signed by the parties.

IV. CONDITIONS PRECEDENT. Except as specifically set forth in this Amendment, all of the terms and conditions of the Agreement remain in full force and effect. The effectiveness of this Agreement is conditioned upon receipt by Bank of this Amendment, and any other documents which Bank may require to carry out the terms hereof, including but not limited to the following:

         A.       This Amendment, duly executed by Borrower;

         B.       A legal fee from the Borrower in the amount of $250; and

         C. Such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

                                           AVISTAR COMMUNICATIONS
                                           CORPORATION

                                           By: /s/ Robert J. Habig
                                               ---------------------------------

                                           Title: Chief Financial Officer

                                           COMERICA BANK - CALIFORNIA

                                           By: /s/ Robert Fernandez
                                               ---------------------------------

                                           Title: Vice President

AMENDMENT
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